------------------------------
                         Semiannual Report May 31, 1998
                         ------------------------------

                                   OPPENHEIMER

                                  International
                                   Growth Fund


                                [GRAPHIC OMITTED]


                                     [LOGO]
                              OppenheimerFunds(SM)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Manager

10 Statement of
   Investments

16 Statement of
   Assets and
   Liabilities

18 Statement of
   Operations

19 Statements of
   Changes in
   Net Assets

20 Financial Highlights

22 Notes to Financial
   Statements

29 Officers and
   Trustees

32 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o 1st Quartile Performance: The Fund's Class A shares were ranked 35 of 479 among international funds for the one-year period ended 6/30/98, as measured by Lipper Analytical Services, Inc.(1)

o Stocks of European companies that stand to benefit from the European Monetary Union presented us with the most compelling investment opportunities this period.

o We remain very cautious with regard to Japan and the rest of Asia because we believe that the region's economic problems are likely to persist.

-------------------------------
Cumulative Total Returns
-------------------------------

For the 6-Month Period
Ended 5/31/98

Class A
 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------
 22.82%           15.76%
-------------------------------

Class B
 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------
 22.39%           17.39%
-------------------------------

Class C
 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------
 22.36%           21.36%
-------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Source: Lipper Analytical Services, Inc., 6/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested.

2. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

3. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                    2 Oppenheimer International Growth Fund

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
International
Growth Fund

As we move further into 1998, we remain impressed by the remarkable resilience of the financial markets. Recent efforts by the United States to help support the Japanese yen have inspired hope that the fallout of the Asian economic crisis can be contained. In general, the U.S. and world markets have continued to build wealth for investors at a virtually unprecedented pace.

     At OppenheimerFunds, we are pleased to help our fund shareholders participate in the potential rewards of today's markets, but we also recognize that this rate of growth cannot last forever. Because no one can predict exactly when the next correction or bear market might occur, we think it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

     We believe that one of the leading risks facing investors today is that stock valuations are at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these facts, we believe it is unlikely that stocks will sustain the growth rate of the past three years. Stock prices could continue trading near current levels until earnings "catch up," or there could be a market correction. However, we believe that either scenario would be only a temporary pause on the way to potentially greater long-term gains.

     We are also examining the potential economic effects of the "millennium problem" that may render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem has required companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

     For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

     We encourage you to meet with your financial advisor to discuss how a possible market correction or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.


Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
June 19, 1998


                     3 Oppenheimer International Growth Fund

----------------------------
 Avg Annual Total Returns
----------------------------
For the Periods Ended 6/30/98(1)

Class A
          Since
 1 year   Inception
----------------------------
 14.38%   24.66%
----------------------------

Class B
          Since
 1 year   Inception
----------------------------
 15.49%   25.90%
----------------------------

Class C
          Since
 1 year   Inception
----------------------------
 19.46%   26.95%
----------------------------

----------------------------
 Cumulative Total Return
----------------------------
For the Period Ended 6/30/98(1)

Class A
 1 year
----------------------------
 19.84%   $16,471(3)
----------------------------


 Performance update
--------------------------------------------------------------------------------

Oppenheimer International Growth Fund performed well over the past six months, primarily because of its substantial allocation of assets to European markets, which generally outperformed the rest of the world. Another important factor was stock selection within the various international markets. The Fund's Class A shares provided a cumulative total return of 22.82% without sales charges, for the six-month period ended May 31, 1998.(2)

Growth of $10,000
(without sales charges)(3)

[The following table was originally a mountain graph in the printed materials.]

         Oppenheimer International           Morgan Stanley
                Growth Fund              Capital International
               Class A Shares                  EAFE Index
               --------------                  ----------
3/96              10000                          10000
6/96              10550.6                        10119.4
9/96              11101.1                        10066.2
12/96             11921.9                        10185.7
3/97              13123.1                        9986.69
6/97              14304.3                        11240
9/97              14965                          11120.9
12/97             14647.5                        10210
3/98              16609.3                        11669.5
6/98              17476.0                        11750.0

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A, B and C shares were first publicly offered on 3/25/96. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the applicable contingent deferred sales charge of 1% for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1996. The Morgan Stanley Capital International EAFE Index is an unmanaged index of the performance of 20 of the principal stock markets in Europe, Australia and the Far East, and cannot be purchased directly by investors.


                     4 Oppenheimer International Growth Fund

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer International Growth Fund is for people looking for long-term growth from foreign equity securities.

What We Look For

o Businesses with strong competitive positions and high demand for their products or services.

o Companies with accelerating earnings and cash flow.

o Diversification that may help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

Regional Allocation(4)

[PIE CHART OMITTED]

o  Europe         85.5%
o  Asia            6.8
o  Latin America   6.7
o  United States/
   Canada          1.0

Top 10 Country Holdings(4)
--------------------------------------------------------------
 Great Britain             23.2%  Sweden                  6.1%
--------------------------------------------------------------
 France                    15.9   Italy                   4.9
--------------------------------------------------------------
 Switzerland                9.1   Japan                   4.6
--------------------------------------------------------------
 Germany                    7.6   Brazil                  4.1
--------------------------------------------------------------
 Netherlands                7.6   Portugal                3.9
--------------------------------------------------------------

Top 10 Stock Holdings(5)
--------------------------------------------------------------
 Misys plc                 3.6%   Banque Paribas          2.1%
--------------------------------------------------------------
 Altran Technologies SA    3.1    Cadbury Schweppes plc   2.0
--------------------------------------------------------------
 Credit Suisse Group       3.1    Granada Group plc       2.0
--------------------------------------------------------------
 Kinnevik Investments
 AB Free                   2.7    Coflexip Sponsored ADR  2.0
--------------------------------------------------------------
 Wella AG                  2.1    Credito Italiano SpA    1.9
--------------------------------------------------------------

4. Portfolio is subject to change. Percentages are as of May 31, 1998, and are based on total market value of investments.

5. Portfolio is subject to change. Percentages are as of May 31, 1998, and are based on total market value of stock holdings.


                     5 Oppenheimer International Growth Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"Europe's markets performed extremely well, and contributed substantially to the Fund's performance."


How has Oppenheimer International Growth Fund performed over the past six months?

The Fund's Class A shares provided a cumulative total return of 22.82% without sales charges, for the six-month period ended May 31, 1998.(1)

Which region contributed the most to the Fund's performance?

As of May 31, 1998, about 85% of the Fund's assets were invested in Europe. As we expected, Europe's markets performed extremely well, and contributed substantially to the Fund's performance.

Why were European markets so strong over the past six months?

European companies are benefiting from preparations for the European Monetary Union (EMU), which is scheduled to debut on January 1, 1999. The elimination of trade and currency barriers may create a pan- European market expected to be larger even than the U.S. marketplace. Companies that have traditionally dominated their national markets are now attempting to succeed in the larger market.

      In addition, European corporate executives have sharpened their focus on shareholder value. Managers in Europe have seen the benefits of a similar focus in the United States, and they are restructuring their operations in an attempt to reduce costs and boost productivity.

      Finally, Europe is experiencing a massive inflow of funds to stocks from bonds and cash equivalents. Just as investors in the United States significantly increased their stock market participation over the past decade, European retirement plans, pension funds and individuals are doing the same. Greater demand for stocks is underpinning good equity market performance.


                     6 Oppenheimer International Growth Fund

[PHOTO]

Portfolio Management
Team (l to r)
Frank Jennings
William Wilby
George Evans
(Portfolio Manager)


Conversely, why were Asian markets so weak over the past six months?

Southeast Asia is suffering the aftereffects of last year's financial crisis. A combination of economic forces, including ill-advised economic policies and a weak banking system, led to a massive devaluation of many Asian nations' currencies. In effect, the wealth of Asian governments and businesses dropped to a fraction of its former value. Economic difficulties, corporate bankruptcies and steep market declines followed.

In what types of companies did you find the most attractive opportunities?

The financial sector represented our single largest concentration of assets. That's because asset managers and other financial services providers should benefit greatly from the trend toward private savings. For example, we've added the stocks of financial companies in Southern Europe, approximately doubling our positions in Italian and Portuguese financial companies over the past six months.

      In addition, we expect the introduction of digital television, scheduled for later this year, to create higher earnings for many European media companies. We have established positions in digital broadcasters and content developers, such as Granada Group in the United Kingdom.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                     7 Oppenheimer International Growth Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"The elimination of trade and currency barriers may create a pan-European market expected to be larger even than the U.S. marketplace."


      We're also optimistic regarding certain "outsourcing" companies. Many European corporations are attempting to focus on their core businesses. As a result, they are outsourcing non-core activities ranging from computer networking to office maintenance. An example of this type of holding is Altran Technologies, a French company that provides research-and-development services to a number of industries.

What companies contributed most to the Fund's performance over the past six months?(2)

Cadbury Schweppes, the U.K. candy and beverage company, has been a real winner. A new management team there has improved operations. Each business unit is expected to improve its return-on-capital, and the compensation for managers is now closely linked to performance.

      Lusomundo is another good example. The leading media company in Portugal, it has businesses in newspapers, movie distribution, videos, cinemas and radio. In our view, Lusomundo was undervalued when we purchased it because of its relatively small size and presence in a minor market.
Its valuation has since expanded dramatically.

      Credit Suisse also contributed to the Fund's performance. A financial services giant that is growing its asset management business and restructuring its investment banking business, Credit Suisse has also been cutting costs, and investors appear to have responded positively to the potential for higher earnings.

2. The Fund's portfolio is subject to change. Although not all the companies discussed are within the Fund's top 10 holdings, they were within the Fund's top 15 holdings as of May 31, 1998.


                     8 Oppenheimer International Growth Fund

"We believe that many Latin American markets are now undervalued, and prices there could rise..."


What is your outlook for the international stock markets over the foreseeable future?

Our outlook ranges from very positive to very negative, depending on which region of the world we're considering. As explained earlier, we believe that the European Monetary Union will have long-lasting, positive benefits for many European companies.

      We are also optimistic about Latin America. These emerging markets declined sharply last year in the aftermath of the Asian crisis. In our opinion, that sell-off was unwarranted. We believe that many Latin American markets are now undervalued, and stock prices there could rise when investors realize that Latin America does not share Asia's economic problems.

      We are less optimistic about Japan and the rest of Asia over the short term. In our view, fundamental economic change will be required to solve the region's problems. We expect such change to take years to achieve.

      No matter what the future brings to the international markets, we will continue to strive to help our shareholders participate in the best-performing regions, while avoiding those that we believe may perform poorly. In our view, this disciplined approach to international investing is The Right Way to Invest.


                     9 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 Statement of Investments May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares       See Note 1
===========================================================================================
Common Stocks--99.4%
-------------------------------------------------------------------------------------------
Consumer Cyclicals--12.0%
-------------------------------------------------------------------------------------------
Autos & Housing--0.8%
IRSA Inversiones y Representaciones SA(1)                           866,666   $   3,086,847
-------------------------------------------------------------------------------------------
Leisure & Entertainment--4.1%
Granada Group plc                                                   400,000       7,494,704
-------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                    65,500       6,121,494
-------------------------------------------------------------------------------------------
Thomson Travel Group plc(1)                                         600,000       1,756,266
                                                                                -----------
                                                                                 15,372,464

-------------------------------------------------------------------------------------------
Media--6.4%
Canal Plus(1)                                                        15,000       2,722,820
-------------------------------------------------------------------------------------------
Carlton Communications plc                                          500,000       4,052,293
-------------------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1)(2)                               90,000       3,515,625
-------------------------------------------------------------------------------------------
Lusomundo SGPS SA(1)(3)                                             477,000       7,189,639
-------------------------------------------------------------------------------------------
Prosieben Media AG, Preferred(1)                                     61,000       3,028,115
-------------------------------------------------------------------------------------------
Roto Smeets de Boer                                                  75,000       3,572,540
                                                                                -----------
                                                                                 24,081,032

-------------------------------------------------------------------------------------------
Retail: General--0.7%
SkyePharma plc(1)                                                 2,000,000       2,674,351
-------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--12.2%
-------------------------------------------------------------------------------------------
Beverages--2.0%
Cadbury Schweppes plc                                               500,000       7,635,760
-------------------------------------------------------------------------------------------
Healthcare/Drugs--4.4%
Biocompatibles International plc(1)                               1,026,868       2,302,458
-------------------------------------------------------------------------------------------
Glaxo Wellcome plc                                                  127,649       3,430,434
-------------------------------------------------------------------------------------------
Novartis AG                                                           3,750       6,360,626
-------------------------------------------------------------------------------------------
Oxford Molecular Group plc(1)                                       690,000       2,351,635
-------------------------------------------------------------------------------------------
Torii Pharmaceutical Co. Ltd.                                       101,000       1,887,850
                                                                                -----------
                                                                                 16,333,003

-------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--3.7%
Genset Sponsored ADR(1)                                              96,500       3,570,500
-------------------------------------------------------------------------------------------
Nichii Gakkan Co.                                                    75,000       2,489,806
-------------------------------------------------------------------------------------------
Novogen Ltd.(1)                                                     961,828       1,778,537
-------------------------------------------------------------------------------------------
Ortivus AB, Cl. A(1)                                                 27,400         402,379
-------------------------------------------------------------------------------------------
Ortivus AB, Cl. B(1)                                                365,100       5,687,983
                                                                                -----------
                                                                                 13,929,205

-------------------------------------------------------------------------------------------
Household Goods--2.1%
Wella AG, Preference(1)                                               8,000       7,695,794


                    10 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares       See Note 1
-------------------------------------------------------------------------------------------
Energy--6.7%
-------------------------------------------------------------------------------------------
Energy Services & Producers--5.7%
Cie Generale de Geophysique SA(1)                                    35,000   $   5,873,535
-------------------------------------------------------------------------------------------
Coflexip SA, Sponsored ADR(1)                                       100,000       7,412,500
-------------------------------------------------------------------------------------------
Expro International Group plc                                       625,000       5,911,293
-------------------------------------------------------------------------------------------
Transocean Offshore, Inc.                                            44,600       2,199,337
                                                                                -----------
                                                                                 21,396,665

-------------------------------------------------------------------------------------------
Oil-Integrated--1.0%
KBC Advanced Technologies plc                                       103,500         666,672
-------------------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                               15,295,000       2,992,032
                                                                                -----------
                                                                                  3,658,704

-------------------------------------------------------------------------------------------
Financial--32.7%
-------------------------------------------------------------------------------------------
Banks--26.4%
Banco de Galicia y Buenos Aires SA de CV, Sponsored ADR             142,997       2,931,438
-------------------------------------------------------------------------------------------
Banco Espirito Santo e Comercial de Lisboa SA                       120,000       4,228,445
-------------------------------------------------------------------------------------------
Banco Totta & Acores, B Shares                                       90,000       3,334,611
-------------------------------------------------------------------------------------------
Bank Austria AG(1)                                                   75,000       6,761,735
-------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG                                            50,000       4,192,862
-------------------------------------------------------------------------------------------
BHF-Bank AG(1)                                                       65,000       2,672,493
-------------------------------------------------------------------------------------------
Corporacion Bancaria de Espana SA                                    50,000       4,265,935
-------------------------------------------------------------------------------------------
Credit Suisse Group(1)                                               53,000      11,685,157
-------------------------------------------------------------------------------------------
Credito Italiano SpA                                              1,300,000       7,255,521
-------------------------------------------------------------------------------------------
Julius Baer Holding AG, Cl. B                                         2,325       6,714,163
-------------------------------------------------------------------------------------------
Liechtenstein Global Trust AG                                         5,000       5,106,085
-------------------------------------------------------------------------------------------
National Bank of Greece SA                                           32,400       4,665,279
-------------------------------------------------------------------------------------------
National Westminster Bank plc                                       305,169       5,573,563
-------------------------------------------------------------------------------------------
Paribas(1)                                                           75,000       7,646,962
-------------------------------------------------------------------------------------------
Schweizerischer Bankverein, Cl. B                                    10,000       3,618,219
-------------------------------------------------------------------------------------------
Skandinaviska Enskilda Banken Group                                 400,000       6,665,874
-------------------------------------------------------------------------------------------
Societe Generale                                                     32,685       6,473,880
-------------------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR
Representing 500 Units of one Preferred Share of Unibanco
and one Preferred Share of Unibanco Holdings SA                     140,000       4,383,750
-------------------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Units (each unit
consists of one preferred share of Unibanco and one preferred
B share of Unibanco Holdings)(6)                                 15,000,000         940,288
                                                                                -----------
                                                                                 99,116,260

-------------------------------------------------------------------------------------------
Diversified Financial--1.7%
Gewestelijke Investeringmaatschappij voor Vlaanderen NV(1)           30,000       2,759,595
-------------------------------------------------------------------------------------------
Van der Moolen Holdings NV                                           50,000       3,621,069
                                                                                -----------
                                                                                  6,380,664


                    11 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 Statement of Investments May 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares       See Note 1
-------------------------------------------------------------------------------------------
Insurance--4.6%
Istituto Nazionale delle Assicurazioni(1)                         2,250,000   $   7,012,038
-------------------------------------------------------------------------------------------
Ockham Holdings plc(5)                                            2,000,000       5,038,868
-------------------------------------------------------------------------------------------
Reinsurance Australia Corp. Ltd.                                  1,909,822       5,291,295
                                                                                -----------
                                                                                 17,342,201

-------------------------------------------------------------------------------------------
Industrial--12.2%
-------------------------------------------------------------------------------------------
Industrial Materials--1.2%
Williams plc                                                        600,000       4,295,268
-------------------------------------------------------------------------------------------
Industrial Services--5.9%
Aegis Group plc(1)                                                2,000,000       3,220,636
-------------------------------------------------------------------------------------------
BAU Holding AG(1)                                                     2,635         161,736
-------------------------------------------------------------------------------------------
BAU Holdings AF, Preference(1)                                       51,000       2,459,573
-------------------------------------------------------------------------------------------
Benckiser NV, Cl. B(1)                                               30,000       1,705,262
-------------------------------------------------------------------------------------------
Boskalis Westminster                                                218,787       3,571,899
-------------------------------------------------------------------------------------------
Cia de Saneamento Basico do Estado de Sao Paulo                  12,050,000       2,006,378
-------------------------------------------------------------------------------------------
GEA AG(1)                                                             8,000       3,141,140
-------------------------------------------------------------------------------------------
ICTS International NV(1)(3)(4)                                      350,000       2,340,625
-------------------------------------------------------------------------------------------
VBH Holding AG(1)                                                   161,735       3,320,354
                                                                                -----------
                                                                                 21,927,603

-------------------------------------------------------------------------------------------
Manufacturing--1.3%
Chargeurs International SA(1)                                        37,400       3,096,262
-------------------------------------------------------------------------------------------
Sauer, Inc.(1)                                                      100,000       1,612,500
                                                                                -----------
                                                                                  4,708,762

-------------------------------------------------------------------------------------------
Transportation--3.8%
Internatio-Muller NV                                                127,777       4,610,994
-------------------------------------------------------------------------------------------
MIF Ltd.(1)(7)                                                      200,000       3,186,257
-------------------------------------------------------------------------------------------
Smit Internationale NV, CVA                                         225,000       6,551,522
                                                                                -----------
                                                                                 14,348,773

-------------------------------------------------------------------------------------------
Technology--21.2%
-------------------------------------------------------------------------------------------
Aerospace/Defense--0.8%
Sagem SA(1)                                                           4,000       3,074,831
-------------------------------------------------------------------------------------------
Computer Hardware--1.4%
ARM Holdings plc(1)                                                  70,000         878,948
-------------------------------------------------------------------------------------------
Canon, Inc.                                                         120,000       2,857,864
-------------------------------------------------------------------------------------------
Eidos plc(1)                                                         62,700       1,163,037
-------------------------------------------------------------------------------------------
Imagineer Co. Ltd.                                                   75,000         465,485
                                                                                -----------
                                                                                  5,365,334


                    12 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares       See Note 1
-------------------------------------------------------------------------------------------
Computer Software/Services--7.8%
Cap Gemini SA                                                        38,888   $   5,804,501
-------------------------------------------------------------------------------------------
JBA Holdings plc                                                    455,000       4,896,997
-------------------------------------------------------------------------------------------
LHS Group, Inc.(1)                                                   40,000       2,580,222
-------------------------------------------------------------------------------------------
Misys plc                                                           232,391      13,350,774
-------------------------------------------------------------------------------------------
Unit 4, Inc.(1)                                                      75,000       2,426,490
                                                                                -----------
                                                                                 29,058,984

-------------------------------------------------------------------------------------------
Electronics--1.8%
SAIA-Burgess Electronics AG(1)                                        2,500         718,572
-------------------------------------------------------------------------------------------
SGS-Thomson Microelectronics NV(1)                                   32,500       2,514,688
-------------------------------------------------------------------------------------------
Sony Corp.                                                           40,000       3,377,475
                                                                                -----------
                                                                                  6,610,735

-------------------------------------------------------------------------------------------
Telecommunications-Technology--9.4%
Altran Technologies SA                                               57,300      11,732,446
-------------------------------------------------------------------------------------------
British Sky Broadcasting Group plc(1)                               500,000       3,536,584
-------------------------------------------------------------------------------------------
Energis plc(1)                                                      500,000       7,052,784
-------------------------------------------------------------------------------------------
Kinnevik Investments AB Free, Series B                              275,000      10,061,064
-------------------------------------------------------------------------------------------
Tandberg Television ASA(1)                                          290,000       2,983,797
                                                                                -----------
                                                                                 35,366,675

-------------------------------------------------------------------------------------------
Utilities--2.4%
-------------------------------------------------------------------------------------------
Electric Utilities--0.5%
Cia Paranaense Energia, Sponsored ADR, Preference B Shares          200,000       1,987,500
-------------------------------------------------------------------------------------------
Telephone Utilities--1.9%
Telecom Italia SPA, RNC shares(1)                                   750,000       4,047,131
-------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA, Sponsored ADR                       30,000       3,198,750
                                                                                -----------
                                                                                  7,245,881
                                                                                -----------
Total Common Stocks (Cost $309,589,374)                                         372,693,296

===========================================================================================
Preferred Stocks--0.5%
-------------------------------------------------------------------------------------------
Marschollek, Lautenschlaeger und Partner AG, Non-Vtg
Preferred Stock(1) (Cost $1,284,299)                                  4,000       1,996,868


                    13 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 Statement of Investments May 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares       See Note 1
===========================================================================================
Rights, Warrants and Certificates--0.4%
-------------------------------------------------------------------------------------------
Banco Espirito Santo e Comercial de Lisboa SA Rts., Exp. 6/98       100,000   $      99,205
-------------------------------------------------------------------------------------------
Biocompatibles International plc Rts., Exp. 6/98                    256,717              --
-------------------------------------------------------------------------------------------
Novogen Ltd. Wts., Exp. 12/98                                       942,472       1,373,072
                                                                              -------------
Total Rights, Warrants and Certificates (Cost $1,097,242)                         1,472,277

-------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $311,970,915)                       100.3%    376,162,441
-------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                  (0.3)     (1,118,753)
                                                                    -------   -------------
Net Assets                                                            100.0%  $ 375,043,688
                                                                    =======   =============

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

Country                                                Market Value   Percent
-----------------------------------------------------------------------------
Great Britain                                          $ 87,283,322      23.3%
-----------------------------------------------------------------------------
France                                                   59,922,926      16.0
-----------------------------------------------------------------------------
Switzerland                                              34,202,822       9.1
-----------------------------------------------------------------------------
Germany                                                  28,627,849       7.6
-----------------------------------------------------------------------------
The Netherlands                                          28,400,402       7.6
-----------------------------------------------------------------------------
Sweden                                                   22,817,300       6.1
-----------------------------------------------------------------------------
Italy                                                    18,314,689       4.9
-----------------------------------------------------------------------------
Japan                                                    17,199,974       4.6
-----------------------------------------------------------------------------
Brazil                                                   15,508,697       4.1
-----------------------------------------------------------------------------
Portugal                                                 14,851,900       3.9
-----------------------------------------------------------------------------
Austria                                                   9,383,044       2.5
-----------------------------------------------------------------------------
Australia                                                 8,442,904       2.2
-----------------------------------------------------------------------------
Norway                                                    6,170,055       1.6
-----------------------------------------------------------------------------
Argentina                                                 6,018,285       1.6
-----------------------------------------------------------------------------
Greece                                                    4,665,279       1.2
-----------------------------------------------------------------------------
Spain                                                     4,265,935       1.1
-----------------------------------------------------------------------------
United States                                             3,811,838       1.0
-----------------------------------------------------------------------------
Mexico                                                    3,515,625       0.9
-----------------------------------------------------------------------------
Belgium                                                   2,759,595       0.7
                                                       ------------     -----
Total                                                  $376,162,441     100.0%
                                                       ============     =====


                    14 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,515,625 or 0.94% of the Fund's net assets as of May 31, 1998.

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 1998. The aggregate fair value of all securities of affiliated companies held by the Fund as of May 31, 1998 amounts to $9,530,264. Transactions during the period in which the issuer was an affiliate are as follows:

                              Shares                               Shares
                              November 30,  Gross      Gross       May 31,
                              1997          Additions  Reductions  1998
--------------------------------------------------------------------------------
ICTS International NV(4)        285,000     65,000          --       350,000
--------------------------------------------------------------------------------
Lusomundo SGPS SA               441,000     36,000          --       477,000
--------------------------------------------------------------------------------
Ockham Holdings plc(5)        2,700,000         --     700,000     2,000,000

4. Not an affiliate as of November 30, 1997.

5. No longer an affiliate as of May 31, 1998.

6. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

7. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


                    15 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities May 31, 1998  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $304,808,681)                          $366,632,177
Affiliated companies (cost $7,162,234)                                 9,530,264
--------------------------------------------------------------------------------
Cash                                                                     436,555
--------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                               555,910
--------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                     2,622,472
Interest and dividends                                                 1,238,880
--------------------------------------------------------------------------------
Deferred organization costs--Note 1                                       11,204
--------------------------------------------------------------------------------
Other                                                                      6,408
                                                                    ------------
Total assets                                                         381,033,870

================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                  2,845,897
Shares of beneficial interest redeemed                                 2,539,926
Transfer and shareholder servicing agent fees                            183,936
Distribution and service plan fees                                       139,061
Trustees' fees--Note 1                                                    71,958
Other                                                                    209,404
                                                                    ------------
Total liabilities                                                      5,990,182

================================================================================
Net Assets                                                          $375,043,688
                                                                    ============

================================================================================
Composition of Net Assets
Paid-in capital                                                     $300,608,281
--------------------------------------------------------------------------------
Accumulated net investment income                                        622,981
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions               9,059,866
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies              64,752,560
                                                                    ------------
Net assets                                                          $375,043,688
                                                                    ============


                    16 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $197,124,929 and 11,343,393 shares of beneficial
interest outstanding)                                                     $17.38
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $18.44

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $141,470,649 and 8,297,939 shares of beneficial
interest outstanding)                                                     $17.05

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,448,110 and 2,135,251 shares of beneficial
interest outstanding)                                                     $17.07

See accompanying Notes to Financial Statements.


                    17 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 Statement of OperationsFor the Six Months Ended May 31, 1998  (Unaudited)
--------------------------------------------------------------------------------


===============================================================================
Investment Income
Dividends (net of foreign withholding taxes of $243,645)           $  2,952,539
-------------------------------------------------------------------------------
Interest                                                                422,805
                                                                   ------------
Total income                                                          3,375,344

===============================================================================
Expenses
Management fees--Note 4                                               1,175,528
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 177,271
Class B                                                                 551,495
Class C                                                                 140,348
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   503,070
-------------------------------------------------------------------------------
Shareholder reports                                                      59,709
-------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                      33,611
-------------------------------------------------------------------------------
Custodian fees and expenses                                              33,072
-------------------------------------------------------------------------------
Registration and filing fees                                             20,535
-------------------------------------------------------------------------------
Legal and auditing fees                                                  10,491
-------------------------------------------------------------------------------
Other                                                                     6,493
                                                                   ------------
Total expenses                                                        2,711,623

===============================================================================
Net Investment Income                                                   663,721
================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments:
Unaffiliated companies                                                9,859,290
Affiliated companies                                                    508,561
Foreign currency transactions                                        (1,062,158)
                                                                   ------------
Net realized gain                                                     9,305,693
-------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
Investments                                                          55,240,980
Translation of assets and liabilities denominated
in foreign currencies                                                (2,578,354)
                                                                   ------------
Net change                                                           52,662,626
                                                                   ------------
Net realized and unrealized gain                                     61,968,319

===============================================================================
Net Increase in Net Assets Resulting from Operations               $ 62,632,040
                                                                    ===========

See accompanying Notes to Financial Statements.


                    18 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Six Months Ended  Year Ended
                                                            May 31, 1998      November 30,
                                                            (Unaudited)       1997
===========================================================================================
Operations
Net investment income (loss)                                $     663,721     $    (886,021)
-------------------------------------------------------------------------------------------
Net realized gain                                               9,305,693         4,336,322
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation          52,662,626         9,540,445
                                                            -------------     -------------
Net increase in net assets resulting from operations           62,632,040        12,990,746

===========================================================================================
Distributions to Shareholders
Distributions from net realized gain:
Class A                                                        (1,923,008)               --
Class B                                                        (1,434,706)               --
Class C                                                          (354,065)               --

===========================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                        42,682,343        98,104,269
Class B                                                        29,404,606        77,610,892
Class C                                                         8,843,973        18,746,638

===========================================================================================
Net Assets
Total increase                                                139,851,183       207,452,545
-------------------------------------------------------------------------------------------
Beginning of period                                           235,192,505        27,739,960
                                                            -------------     -------------
End of period [including accumulated net investment income
(loss) of $622,981 and $(40,740), respectively]             $ 375,043,688     $ 235,192,505
                                                            =============     =============

See accompanying Notes to Financial Statements.


                    19 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                           Class A
                                           ------------------------------------
                                           Six Months
                                           Ended
                                           May 31, 1998   Year Ended November 30,
                                           (Unaudited)    1997          1996(1)
===============================================================================
Per Share Operating Data
Net asset value, beginning of period         $14.37         $11.74       $10.00
-------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                    .05           (.05)(2)     (.01)
Net realized and unrealized gain               3.18           2.68(2)      1.75
                                           --------       --------      -------
Total income from investment operations        3.23           2.63         1.74
-------------------------------------------------------------------------------
Distributions from net realized gain           (.22)            --           --
                                           --------       --------      -------
Total distributions to shareholders            (.22)            --           --
-------------------------------------------------------------------------------
Net asset value, end of period               $17.38         $14.37       $11.74
                                           ========       ========      =======

===============================================================================
Total Return, at Net Asset Value(3)           22.82%         22.40%       17.40%

===============================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $197,124       $122,720      $16,918
-------------------------------------------------------------------------------
Average net assets (in thousands)          $158,169        $66,156       $8,992
-------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                   0.81%(4)      (0.36)%      (0.26)%(4)
Expenses                                       1.47%(4)       1.78%        1.88%(4)(5)
-------------------------------------------------------------------------------
Portfolio turnover rate(6)                     32.3%          64.2%        42.6%
Average brokerage commission rate(7)        $0.0212        $0.0075      $0.0137

1. For the period from March 25, 1996 (commencement of operations) to November 30, 1996.

2. Based on average shares outstanding for the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The expense ratio reflects the effect of expenses paid indirectly by the Fund.


                    20 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           Class B                                      Class C
                                           -----------------------------------          ----------------------------------
                                           Six Months                                   Six Months
                                           Ended                                        Ended
                                           May 31, 1998   Year Ended November 30,       May 31,1998   Year Ended November 30,
                                           (Unaudited)    1997         1996(1)          (Unaudited)   1997         1996(1)
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period         $14.15        $11.65       $10.00           $14.17        $11.66       $10.00
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                    .01          (.12)(2)     (.10)             .01(2)       (.13)(2)     (.09)
Net realized and unrealized gain               3.11          2.62(2)      1.75             3.11(2)       2.64(2)      1.75
                                           --------       -------      -------          -------       -------      -------
Total income from investment operations        3.12          2.50         1.65             3.12          2.51         1.66
--------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain           (.22)           --           --             (.22)           --           --
                                           --------       -------      -------          -------       -------      -------
Total distributions to shareholders            (.22)           --           --             (.22)           --           --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $17.05        $14.15       $11.65           $17.07        $14.17       $11.66
                                           ========       =======      =======          =======       =======      =======

==========================================================================================================================
Total Return, at Net Asset Value(3)           22.39%        21.46%       16.50%           22.36%        21.53%       16.60%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $141,471       $90,565       $8,673          $36,448       $21,908       $2,149
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $110,882       $45,553       $3,628          $28,229       $10,864         $938
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                   0.03%(4)     (1.14)%    (1.46)%(4)          0.07%(4)     (1.18)%      (1.48)%(4)
Expenses                                       2.24%(4)      2.56%        2.84%(4)(5)      2.24%(4)      2.55%        2.82%(4)(5)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                     32.3%         64.2%        42.6%            32.3%         64.2%        42.6%
Average brokerage commission rate(7)        $0.0212       $0.0075      $0.0137          $0.0212       $0.0075      $0.0137

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 1998 were $199,784,718 and $91,177,504, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.


                    21 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer International Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation, primarily through investments in common stocks of foreign companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.


                    22 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

               The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended May 31, 1998, a provision of $25,057 was made for the Fund's projected benefit obligations and payments of $3,017 were made to retired trustees, resulting in an accumulated liability of $62,780 at May 31, 1998.


                    23 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

The Board of Trustees has adopted a Deferred Compensation plan for independent Trustees that enables a Trustee to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Organization Costs. The Manager advanced $15,000 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, by any holder thereof, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    24 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               Six Months Ended              Year Ended
                                May 31, 1998(1)           November 30, 1997
                          ---------------------------------------------------
                             Shares       Amount        Shares      Amount
-----------------------------------------------------------------------------
Class A:
Sold                       7,472,176  $116,831,963    9,482,388  $131,799,793
Distributions reinvested     128,665     1,855,336           --            --
Redeemed                  (4,799,697)  (76,004,956)  (2,380,909)  (33,695,524)
                          ----------  ------------   ----------  ------------
Net increase               2,801,085   $42,681,343    7,101,479   $98,104,269
                          ==========  ============   ==========  ============

-----------------------------------------------------------------------------
Class B:
Sold                       2,808,100   $43,160,871    6,811,211   $93,996,802
Distributions reinvested      97,693     1,387,415           --            --
Redeemed                  (1,007,121)  (15,143,680)  (1,156,189)  (16,385,910)
                          ----------  ------------   ----------  ------------
Net increase               1,898,672   $29,404,606    5,655,022   $77,610,892
                          ==========  ============   ==========  ============

-----------------------------------------------------------------------------
Class C:
Sold                       2,939,480   $44,114,491    2,911,937   $40,604,864
Distributions reinvested      23,894       339,778           --            --
Redeemed                  (2,374,294)  (35,610,296)  (1,550,039)  (21,858,226)
                          ----------  ------------   ----------  ------------
Net increase                 589,080    $8,843,973    1,361,898   $18,746,638
                          ==========  ============   ==========  ============

================================================================================
3. Unrealized Gains and Losses on Investments

At May 31, 1998, net unrealized appreciation on investments of $64,191,526 was composed of gross appreciation of $81,068,156, and gross depreciation of $16,876,630.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of average annual net assets in excess of $2 billion.


                    25 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates  (continued)

For the six months ended May 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $739,965, of which $209,576 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,129,544 and $100,167, respectively, of which $104,624 was paid to an affiliated broker/dealer for Class B shares. During the six months ended May 31, 1998, OFDI received contingent deferred sales charges of $89,444 and $9,571, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended May 31, 1998, OFDI paid $17,836 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal service for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended May 31, 1998, OFDI paid $3,159 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $504,358 and $113,369, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At May 31, 1998, OFDI had incurred excess distribution and servicing costs of $2,812,250 for Class B and $449,588 for Class C.


                    26 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

               The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

               Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

               Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

               Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At May 31, 1998, outstanding forward contracts were as follows:

                       Expiration  Contract       Valuation as of   Unrealized
                       Date        Amount (000s)  May 31, 1998      Appreciation
--------------------------------------------------------------------------------
Contracts to Sell
-----------------
Japanese Yen (JPY)     8/18/98     2,231,600JPY   $16,299,075       $555,910

================================================================================
6. Illiquid and Restricted Securities

At May 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at May 31, 1998 was $3,186,257, which represents 0.85% of the Fund's net assets.


                    27 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the six months ended May 31, 1998.


                    28 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 Oppenheimer International Growth Fund
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees     Leon Levy, Chairman of the Board of Trustees
                          Donald W. Spiro, Vice Chairman of the Board of
                          Trustees
                          Bridget A. Macaskill, Trustee and President
                          Robert G. Galli, Trustee
                          Benjamin Lipstein, Trustee
                          Elizabeth B. Moynihan, Trustee
                          Kenneth A. Randall, Trustee
                          Edward V. Regan, Trustee
                          Russell S. Reynolds, Jr., Trustee
                          Pauline Trigere, Trustee
                          Clayton K. Yeutter, Trustee
                          George Evans, Vice President
                          George C. Bowen, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Andrew J. Donohue, Secretary
                          Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor        OppenheimerFunds, Inc.

================================================================================
Distributor               OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of              The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors      KPMG Peat Marwick LLP

================================================================================
Legal Counsel             Gordon Altman Butowsky Weitzen Shalov & Wein

                          The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                          This is a copy of a report to shareholders of Oppenheimer International Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer International Growth Fund. For material information concerning the Fund, see the Prospectus.

                          Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                    29 Oppenheimer International Growth Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------


============================================================================================
Real Asset Funds
--------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

============================================================================================
Global Stock Funds
--------------------------------------------------------------------------------------------
Developing Markets Fund        International Growth Fund      Quest Global Value Fund
International Small            Global Fund                    Global Growth &Income Fund
  Company Fund

============================================================================================
Stock Funds
--------------------------------------------------------------------------------------------
Enterprise Fund                MidCap Fund                    Growth Fund
Discovery Fund                 Capital Appreciation Fund      Disciplined Value Fund
Quest Small Cap Value Fund     Quest Capital Value Fund       Quest Value Fund

============================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------------------
Main Street Income &           Total Return Fund              Disciplined Allocation Fund
  Growth Fund                  Quest Balanced                 Multiple Strategies Fund
Quest Opportunity                Value Fund(1)                Convertible Securities Fund(2)
  Value Fund                   Equity Income Fund

============================================================================================
Taxable Bond Funds
--------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund           U.S. Government Trust
World Bond Fund                Strategic Income Fund          Limited-Term Government Fund
High Yield Fund                Bond Fund

============================================================================================
Municipal Funds
--------------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3) Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund    Municipal Fund

============================================================================================
Money Market Funds(4)
--------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                    30 Oppenheimer International Growth Fund

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Internet
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RS0825.001.0598  July 30, 1998